EXHIBIT 10.3

                            ASSET PURCHASE AGREEMENT
                           --------------------------

     THIS ASSET PURCHASE AGREEMENT is made and entered into as of October 9, 1997 by and between Kemper Pressure Treated Forest Products, Inc., a Mississippi corporation ("Seller") and Electric Mills Wood Preserving, LLC, a Washington limited liability company ("Buyer").

                                    RECITALS
                                    --------
     WHEREAS, Seller is engaged in the business of operating a certain wood preserving and treating facility located in Electric Mills, Mississippi (the "Facility"); and

     WHEREAS, Seller desires to sell Buyer, and Buyer desires to purchase from Seller, substantially all of the assets of Seller at the Facility, all on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, covenants, representation and warranties contained herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, Seller and Buyer agree as follows:

     Section  1.     Transfer of Assets.     (a) On the terms and subject to the
                     ------------------
conditions of this Agreement, on the Initial Closing Date (as defined herein), the Seller shall sell and assign to the Buyer and the Buyer shall purchase and accept from the Seller, subject to all existing mortgages, liens, pledges, security interests, changes, claims, restrictions and encumbrances, all of Seller's right, title and interest to those certain assets set forth below (collectively, the "Purchased Assets"); (i) the leasehold interest in real property described in Schedule 1(a)(i) hereto (the "Leased Real Property"); (ii) all rights, title and interest of Seller as lessee under each lease for equipment or other personal property ("Leased Equipment"), including, but not limited to, the equipment or other personal property described in Schedule 1(a)(ii) hereto; (iii) all fixtures, furniture, and equipment, including, without limitation, all technology equipment and a non-exclusive royalty free license to operate all software located at the Facility, all leasehold improvements and other tangible assets located now and at Initial Closing at the Facility (the "Equipment"); (iv) all Inventory wherever located, except Finished Inventory (as defined in Section 1(d) hereto ("Inventory"); (v) all Intellectual Property and General Intangible ("General Intangibles"); (vi) all vehicles and spare and replacement parts therefor owned by the Seller and used in the operation of the Facility (the "Vehicles"); (vii) to the extent transferable, all Licenses and Permits of the Seller used in the Facility (the "Permits");
(viii) claims under any casualty or liability insurance policies ("Insurance Claims"); and (ix) all other assets located at the Facility, other than the Excluded Assets (the "Other Assets").

          (b) On the terms and subject to the conditions of this Agreement, on the Final Closing Date (as defined herein), the Seller shall obtain the release and cancellation of all mortgages, liens, pledges, security interests, changes, claims, restrictions and encumbrances of any nature whatsoever against the Purchased Assets (except for the "Assumed Liability" as hereinafter defined), so that the Purchased Assets shall be free and clear of all mortgages, liens, pledges, security interests, changes, claims, restrictions and encumbrances of any nature whatsoever (except for Assumed Liability).

          (c) On the terms and subject to the conditions of this Agreement, at the Final Closing, the Buyer shall assume all of the Seller's obligations under the Lease.

          (d) The Buyer is not acquiring, and the Seller shall retain all rights, title and interest in any property, assets or rights not expressly identified as Purchased Assets in Section 1 (a) and (b), including, without limitation the following (collectively, the "Excluded Assets"); (i) all deposits, accounts, investments and funds maintained in any bank or financial institution; (ii) all accounts; (iii) all leases and contracts not included in Purchased Assets; (iv) all books and records of the Seller, including all personnel and employment records of the Seller; (v) all rights to use the telephone numbers of the Seller; (vi) all treated wooden poles ("Finished Inventory"); (vii) any and all sludge or other hazardous collected waste products at the Facility ("Waste"); and (viii) all claims, demands and causes of action against third parties.

          (e) The Purchased Assets shall be transferred to Buyer on an "as-is, where-is" basis, and without any warranty as to condition, either express or implied.

     Section  2.     Assignment  of  Lease  to  Leased  Real Property and Leased
                     -----------------------------------------------------------
Equipment. (a) At the Initial Closing, Seller shall assign to Buyer all of its rights under that certain Lease Agreement effective July 1, 1988, by and between the Kemper County Economic Development Authority ("Kemper Co. EDA") and the Kemper County, Mississippi ("Kemper County") (collectively, the "Lessor") and Kemper Pressure Treated Forest Products, Inc. ("Lessee") (the "Lease"), covering all real property and substantially all of the personal property used by Seller in connection with Seller's Facility. Seller and Buyer agree to execute an Assignment of Lease in substantially the form attached as Schedule (2)(a) hereof (the "Assignment of Lease").

          (b) Prior to Final Closing, Seller shall obtain the Lessor's consent to the Assignment of Lease and to also provide Buyer with an estoppel certificate executed by the Lessor, which consent and estoppel certificate shall be in substantially the form attached as Schedule 2(b) hereof (the "Consent and Estoppel Certificate").

     Section 3.     Assumed Liability. (a) At the Final Closing, the Buyer shall
                    -----------------
assume only the obligations and liabilities arising under the Lease, but only as to those obligations and liabilities which accrue on or after the Final Closing Date (the "Assumed Liability"). At the Initial Closing, the Buyer shall become responsible for and shall pay the rental payments due under the Lease from and after the Initial Closing, but only for that period of time that the Buyer occupies and operates the Facility. In the event of reversion of the Lease to the Seller, as set forth in Section 12 hereof, Buyer shall have no liability for rental payments under the Lease after reversion of the Lease to the Seller.

          (b) Except as to the Assumed Liability, the Buyer shall not assume, and shall not be deemed to assume, and the Seller shall hold the Buyer harmless and indemnify the Buyer against, any liabilities or obligations of the Seller arising from or relating to the ownership of or operation of the Purchased Assets or the Facility of the Seller which arises or accrues before the Initial Closing Date.

     Section  4.     Purchase  Price.  (a)  In  consideration  for  the sale and
                     ---------------
transfer of the Purchased Assets, the Buyer shall pay the Seller at the Initial Closing, the sum of $10,000.00 (the "Initial Payment").

          (b) In consideration for the sale and transfer of the Purchased Assets, free and clear of all mortgages, liens, pledges, security interests, changes, claims, restrictions and encumbrances of any nature whatsoever (except for Assumed Liability), the Buyer shall pay the Seller at the Final Closing, the sum of $115,000.00 (the "Final Payment"). The total of $125,000.00 shall be the total purchase price (the "Purchase Price").

          (c) In consideration for the sale and transfer of the Purchased Assets, free and clear of all mortgages, liens, pledges, security interests, changes, claims, restrictions and encumbrances of any nature whatsoever (except for Assumed Liability), and subject to the terms and conditions of this Agreement, at Final Closing, the Buyer shall assume the obligation of Seller under the Lease (which totals approximately $350,000.00 for the remaining term of the Lease).

          (d) In consideration for the sale and transfer of the Purchased Assets, free and clear of all mortgages, liens, pledges, security interests, changes, claims, restrictions and encumbrances of any nature whatsoever (except for Assumed Liability), and subject to the terms and conditions of this Agreement.
          (e) Seller shall use all of the proceeds of the Purchase Price to pay claims of its creditors, and Buyer is authorized to issue joint checks or take such other actions as it may deem appropriate to ensure compliance with this provision.

     Section  5.     Closings.     (a)  The  Initial Closing of the transactions
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described herein shall occur on or before October 9, 1997, (the "Initial Closing
Date") at 10:00 a.m. in the offices of Butler, Snow, O'Mara, Stevens & Cannada, PLCC 210 East Capitol Street, 17th Floor Deposit Guaranty Plaza, Jackson, Mississippi, or at such other date, time and location as Buyer and Seller may agree (the "Initial Closing").

          (b) The Final Closing of the transactions described herein shall occur on or before October 31, 1997, (the "Final Closing Date") at 10:00 a.m. in the offices of Butler, Snow, O'Mara, Stevens & Cannada, PLLC, 210 East Capitol
Street, 17th Floor Deposit Guaranty Plaza, Jackson, Mississippi, or at such other date, time and location as Buyer and Seller may agree (the "Final Closing"). Buyer shall have the unilateral option to extend the Final Closing Date for up to an additional three hundred sixty (360) days, in its sole discretion. Furthermore, the parties agree that the Final Closing may be extended thereafter by mutual agreement of Buyer and Seller.

     Section  6.     Items  to  be  Delivered  at  Initial  Closing and at Final
                     -----------------------------------------------------------
Closing. (a) At the Initial Closing and subject to the terms and conditions hereof:
               (1) Seller shall deliver to Buyer the following: (i) the Assignment of Lease for the Leased Real Property and the Leased Equipment; and
(ii) a bill of sale and certificates of title (as appropriate) for the Equipment, Inventory, Vehicles, Permits, and Other Assets in a form reasonably satisfactory to Buyer and its counsel, as shall be necessary and effective to transfer and assign, and vest in, Buyer all of Seller's right, title and interest in and to the Purchased Assets. Simultaneously with such delivery, Seller shall take all steps as may be required to put Buyer in actual possession and control of the Purchased Assets.

               (2) Buyer shall deliver to Seller the Initial Payment portion of the Purchase Price in accordance with Section 3 hereof.
          (b) At the Final Closing and subject to the terms and conditions hereof:
               (1) Seller shall deliver to Buyer the following: (i) the Consent and Estoppel Certificate required by Section 10(c) hereto; and (ii) the Closing Certificate required by Section 10(a) hereto.
               (2) Buyer shall deliver to Seller the Final Payment portion of the Purchase Price in accordance with Section 3 hereof.

     Section  7.     Further  Assurances.  Seller,  from  time to time after the
                     -------------------
Initial Closing or the Final Closing, at Buyer's request, will execute, acknowledge and deliver to the Buyer such other instruments of conveyance and transfer and will take such other actions and execute and deliver such other documents, certifications and further assurances as Buyer may reasonably require in order to vest more effectively in Buyer, or to put Buyer more fully in possession of, any of the Purchased Assets, or to better enable Buyer to complete, perform or discharge any of the liabilities or obligations assumed by Buyer at the Final Closing. Each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto such other instruments and documents and to take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

     Section  8.     Representations  and  Warranties  of  Seller. Seller hereby
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represents  and  warrants  to  Buyer  as  follows:

          (a)     Corporate  Existence.  Seller is a corporation duly organized,
                  --------------------
validly existing under the laws of the State of Mississippi and is in good standing with the Secretary of State of Mississippi.
          (b)     Corporate  Powers;  Authorization:  Enforceable  Obligations.
                  ------------------------------------------------------------
Seller has the corporate power, authority and legal right to execute, deliver and perform this Agreement. Seller has taken all requisite corporate action to authorize the execution and delivery of the Agreement and the Assignment of Lease and the performance of its obligations thereunder. This Agreement has been duly executed, and the other agreements, documents and instruments required to be delivered by Seller in accordance with the provisions hereof (collectively, the "Seller's Documents") will be duly executed and delivered immediately after the execution of this Agreement on behalf of Seller by a duly authorized officer of Seller, and this Agreement constitutes, and the Seller's Documents when executed and delivered will constitute, the legal, valid and binding obligations of Seller and enforceable against Seller in accordance with their respective terms.

          (c)     Validity  of  Contemplated  Transactions.  The  execution  and
                  ----------------------------------------
delivery of the Agreement and the Assignment of Lease by the Seller and the performance by the Seller of its obligations thereunder do not (i) conflict with the articles of organization or by-laws of the Seller, (ii) conflict with or violate, in any material respect, any statute, law or governmental rule or regulation or any order, writ, injunction, judgment or decree of any court, or
(iii) conflict with or result in a breach of or constitute a default under or result in the creation of any mortgage or lien upon the property or assets of the Seller pursuant to, any material deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller or any of the Leased Property may be bound.

          (d)     No  Third  Party  Options.  There  are no existing agreements,
                  -------------------------
options, commitments or rights with, or to any person to acquire any of Seller's assets, properties or rights which are part of the Purchased Assets or any interests therein.

          (e)     No Tax Liens.  There are no tax liens (other than any lien for
                  ------------
current taxes not yet due and payable) on any of the assets or properties of Seller. Seller has no knowledge of any basis for additional assessment of any taxes which will in any manner result in a lien against the Purchased Assets or be imposed on the transfer to be consummated in accordance with this Agreement.

          (f)     Title  To Properties. Seller has or will have at Final Closing
                  --------------------
good, valid and marketable title to all the Purchased Assets, free and clear of all mortgages, liens, pledges, security interests, changes, claims, restrictions and other encumbrances and defects of title of any nature whatsoever, except for the encumbrances of the Lessor under the Lease.

          (g)     No Claims Against Seller; Quiet Enjoyment of Purchased Assets.
                  -------------------------------------------------------------
Within fifteen (15) days of the Initial Closing, Seller shall deliver to Buyer a list of all of its liabilities and obligations, whether or not accrued, and all claims asserted against it, including, but not limited to the following: promissory notes, accounts payable, guaranties, contract claims, claims of employees, shareholders, officers, or directors, governmental claims, or any other claim which may threaten the quiet enjoyment of the Purchased Assets by the Buyer (collectively, the "Claims"). Prior to Final Closing, all Claims shall be satisfied or resolved to the satisfaction of the Buyer.

          (h)     Condition  of  Tangible Assets.  All Equipment and other items
                  ------------------------------
of tangible property and assets included in the Purchased Assets are in good operating condition and repair subject to normal wear and maintenance are usable in the regular and ordinary course of business and conform to all applicable laws, ordinances, codes, and rules and regulations.

          (i)     Compliance  With  Law.  Seller  has compiled with each, and is
                  ---------------------
not in violation of any, law, ordinance, or governmental or regulatory rule or regulation, whether federal, state, local or foreign to which the included assets are subject (the "Regulations").

          (j)     Litigation.  No  litigation,  including  any  arbitration,
                  ----------
investigation or any other proceeding of or before any court arbitrator or governmental or regulatory official, body or authority is pending or, to the best knowledge of Seller, threatened against Seller or which relates to the Purchased Assets or the transactions to be consummated according to the terms of this Agreement, nor does Seller know of any reasonably likely basis for any such litigation, arbitration, investigation or proceeding, the result of which could materially, adversely affect the Purchased Assets or the transactions to be consummated according to the terms of this Agreement. Seller is not a party to or subject to the provision of any judgment, order, writ, injunction, decree or a ward of any court, arbitrator or governmental or regulatory official, body or authority which may materially and adversely affect the initial Purchased Assets or the transactions to be consummated according to the terms of this Agreement.

          (k)     Labor Relations.  Seller agrees to notify all of its employees
                  ---------------
who are engaged at or in connection with the operation of the Facility that they will be terminated from the employment of the Seller effective as of the Initial Closing Date (the "Seller's Terminated Employees"). Thereafter, Buyer may interview Seller's Terminated Employees and other for positions as employees of the Buyer, either on a temporary or regular basis. At or before the Initial Closing, Seller shall terminate the employment of all its employees effective as of the Initial Closing Date. Effective as of the Initial Closing, Buyer shall have the right to offer employment to such Seller's Employees, on such terms and conditions as Buyer shall in its sole discretion determine. Seller shall reasonably cooperate with Buyer regarding Buyer's offers of employment contemplated by this Section. Seller shall remain liable for the payment to the Seller's Employees hired by Buyer for all wages, severance benefits and other obligations of any kind whatsoever which accrue prior to or at the Initial Closing.
     Seller shall be liable to Seller's Employees who are not subsequently employed by Buyer for all wages, severance and other obligations of any kind whatsoever, whether earned or accrued before or after the Initial Closing, and Seller shall hold Buyer harmless from and indemnify Buyer against, any and all liabilities (including, without limitation, any severance or unemployment pay or benefits, whether contractual or statutory) to Seller's employees which may accrue or become payable as a result of any transaction or matter contemplated by this Agreement, including without limitation, the termination of the employment of Seller's employees as of the Initial Closing, the failure of Buyer to offer continued employment to any or all of Seller's employees employed on the Initial Closing Date, the failure of Seller's employees to receive adequate notice of the transactions contemplated by this Agreement, and the failure of Buyer to employ any of such employees, except for claims that Buyer has discriminated in its employment practices.

          (l)     Employee  Benefit Plans.  The consummation of the transactions
                  -----------------------
contemplated by this Agreement will not entitle any current or former employee or officer of the Facility to severance pay, sick pay, vacation pay, unemployment compensation or any other payment from the Buyer, but any such obligations shall be those of Seller.

          (m)     Environmental  Matters.  All  references to the Seller in this
                  ----------------------
Section 8(m) refer only to the Purchased Assets and to the Seller's ownership and operation of the Facility on or at the Leased Real Property and not to the Seller's activities unrelated to the Purchased Assets or to the Facility conducted other than on or at the Leased Real Property. Seller is in compliance with applicable environmental laws, including the possession by the Seller of all Permits required under applicable environmental laws. Seller has received no notice of violation or administrative proceedings relating in any way to any environmental laws, and there is not environmental claim, civil or criminal litigation pending or, to the Seller's knowledge, threatened against the Seller relating in any way to environmental laws. The Seller is not potentially responsible with respect to any investigation or clean-up of any threatened or actual release of any hazardous materials (whether on-site or off-site). Seller has disclosed to Buyer any improperly buried or discarded wastes or other environmental violations with respect to the Facility of which Seller knows or has reason to know.

     Section  9.     Representation  and  Warranties  of  Buyer.
                     ------------------------------------------
          (a)     Corporate  Existence.  Buyer  is  a  limited liability company
                  --------------------
duly organized, validly existing and in good standing under the law of the State of Mississippi.

          (b)     Corporate  Powers;  Authorization;  Enforceable  Obligations.
                  ------------------------------------------------------------
Buyer has the power, authority and legal right to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by Buyer has been duly authorized by all necessary company and member action. This Agreement has been, and the other agreements, documents and instruments required to be delivered by Buyer in accordance with the provisions hereof (the "Buyer's Documents") will be, duly executed and delivered immediately after the execution of this Agreement, where appropriate, on behalf of Buyer by a duly authorized officer of Buyer, and this Agreement constitutes, and the Buyer's documents when executed and delivered will constitute, the legal, valid and binding obligations of Buyer and enforceable against Buyer in accordance with their respective terms.
          (c)     Validity  of  Contemplated  Transactions.  The  execution,
                  ----------------------------------------
delivery and performance of this Agreement by Buyer does not and will not violate, conflict with, in any material way, or result in the breach of any material term, condition or provision of, or require the consent of any other person under, (a) any existing law, ordinance, or governmental rule or regulation to which Buyer is subject, (b) any judgment, order, writ, injunction, decree, or work of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to Buyer, or (c) any agreement, contract, commitment, plan or other instrument, document or understanding, oral or written, to which Buyer is a party by which Buyer may have rights or by which any of the Purchased Assets may be bound or affected, or give any party with rights thereunder the right to terminate, modify, accelerate, otherwise change the existing rights or obligations of Buyer thereunder.

          (d) Subject to the terms and conditions of this Agreement, at Final Closing, Buyer shall assume obligations and liabilities arising under the Lease for the Leased Real Property and the Leased Equipment described above, but only as to those obligations and liabilities which accrue on or after the Initial Closing Date.

          (e) Between the Initial Closing and the Final Closing, Buyer shall conduct all due diligence necessary to confirm the condition of the tangible assets.

     Section  10.     Conditions  to  Buyer's  Obligations  to  Close.  All
                      -----------------------------------------------
obligations of Buyer under this Agreement are subject to the fulfillment or satisfaction, prior to or at Final Closing, of each of the following conditions precedent:
          (a)     Compliance  With  This Agreement.  Seller shall have performed
                  --------------------------------
and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Final Closing.
          (b)     Representations  and Warranties as of Final Closing.  Each and
                  ---------------------------------------------------
every one of the representations and warranties of Seller contained in this Agreement or in any schedule, certificate or document delivered by Seller to Buyer pursuant to the provisions hereof is materially correct on the date hereof and will be materially correct on the date of Final Closing.
          (c)     Consents and Approvals.  Buyer shall have received the Consent
                  ----------------------
and Estoppel Certificate executed by Lessor required by the Assignment of Lease executed by Seller and Buyer, dated October 9, 1997.
          (d)     Economic  Incentives.  This  Agreement is conditioned upon and
                  --------------------
subject to Buyer's obtaining the following economic incentives prior to Final Closing.
               (i) An Inducement Resolution of the Mississippi Business Finance Corporation ("MBFC") including Buyer into financing satisfactory to Buyer, through an industrial development revenue bond issue under the Mississippi Small Business Financing Act and the Rural Economic Development Assistance Program ("Bonds"), Sections 57-10-201 et. seg. and 57-10-401 et.
                                                      --  ---                --
seg., respectively, of the Mississippi Code of 1972, as amended ("Code") for the Purchased Assets and an expansion thereof proposed by the Buyer ("Proposed Expansion");
               (ii) A Resolution of the Board of Supervisors of Kemper County, Mississippi ("Board"), satisfactory to Buyer's legal counsel, approving of and consenting to the granting to the Buyer of any ad valorem real and personal property tax exemption for the Purchased Assets and Proposed Expansion by the MBFC under Sections 57-10-255 and 57-10-439 of the Code in connection with issuance by the MBFC of the Bonds; and
               (iii) A Resolution of Intent of the Board, satisfactory to Buyer's legal counsel, declaring the intention and agreement of the Board to grant the following ad valorem real and personal property tax exemptions to Buyer for the Purchased Assets and Proposed Expansion:
                    (a)     A  manufactured  products  inventory
exemption  under  Section  27-31-7  of  the  Code:
                    (b)     A  free  port  warehouse  inventory
exemption  under  Section  27-31-51  et.  seg.  of  the  Code;  and

                    (c) A new enterprise/expansion exemption under Sections 27-31-101 et. seg. of the Code.

          (e)     Closing  Certificate.  Buyer shall have received a certificate
                  --------------------
from  Seller  dated  the  date  hereof, and certifying in such details Buyer may reasonably request that the conditions specified in this Agreement have been fulfilled.
          (f)     Liability and Casualty Insurance.  Seller shall cooperate with
                  --------------------------------
any claim asserted by Buyer under any liability insurance policy held by Seller of any of its predecessors at the Final Closing in title. Seller shall provide Buyer with a schedule of prior liability insurance policies. Seller shall maintain casualty insurance on the Purchased Assets until the earlier of November 30, 1997 or the Final Closing Date, and Buyer shall reimburse Seller on or before November 30, 1997 for the pro rata cost of such insurance provided by Seller.
          (g)     Approval  of  Counsel;  Corporate  Matters.  All  actions,
                  ------------------------------------------
proceeding, resolutions, instruments and documents required to carry out this Agreement or incidental hereto in all other related legal matter shall have been approved by counsel for Buyer, in the exercise of its reasonable judgment. Seller shall also have delivered to Buyer such other documents, instruments, certifications and further assurances as such counsel reasonably may require.

          (h)     Power  of  Attorney.  Seller  shall  have  executed a Power of
                  -------------------
Attorney, in a form satisfactory to counsel for Buyer, in favor of Thomas Gibbs, its vice president ("Gibbs"), by which Seller grants Gibbs the power and authority to execute such documents as may be necessary, appropriate, or required to consummate the transactions contemplated by this Agreement.

          (i)     Removal  of  Waste.  Prior to Final Closing, Seller shall have
                  ------------------
removed all hazardous and nonhazardous waster at the Facility as determined by an inspection conducted by the Buyer.
          (j)     Cost of Selling, Transferring, or Treating Finished Inventory.
                  -------------------------------------------------------------
Seller shall reimburse Buyer for all costs and expenses incurred by Buyer in handling, treating or transporting the Finished Inventory for the Seller.

     Section  11.     Conditions  to  Obligations  of  Seller  to  Close.  All
                      --------------------------------------------------
obligations of Seller under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Final Closing, of each of the following conditions precedent:

          (a)     Representations  and  Warranties  as  of  Final  Closing.  The
                  --------------------------------------------------------
representations and warranties of Buyer contained in this Agreement or any schedule, certificate or document delivered by Buyer to Seller pursuant to the provisions hereof are materially correct on the date hereof and will be materially correct on the date of Final Closing.

          (b)     Compliance  With  This  Agreement.  Buyer shall have performed
                  ---------------------------------
and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Final Closing.

     Section  12.     Reversion.  If  all  the  conditions  to Final Closing set
                      ---------
forth in Section 10 above have not been satisfied within the specified time, then, at the option of the Buyer, if it appears that the Final Closing will not occur because the conditions precedent thereto cannot reasonably be satisfied, the Lease shall revert to the Seller and Buyer shall reassign the Lease (including the Leased Real Property and the Leased Equipment) to the Seller and shall reconvey to Seller, without any warranty or representation whatsoever, the remainder of the Purchased Assets in substantially the same condition as of the Initial Closing Date, reasonable wear and tear and ordinary casualty losses excepted, and Buyer shall have no further liability whatsoever to Seller or to any third party with respect to this Agreement or the transactions contemplated hereby.

     Section  13.     Termination;  Remedies  for  Breach.
                      -----------------------------------
          (a) If all the conditions to Final Closing set forth in Section 10 above shall have been satisfied and Buyer fails to consummate the purchase of the Purchased Assets by the Final Closing Date, the Seller may terminate this Agreement by written notice to Buyer and Buyer shall reassign the Lease to Seller and Seller thereafter may sell all or any portion of the Purchased Assets to any third party or parties free of any restrictions under the Agreement. Seller shall have such additional remedies against Buyer for Buyer's failure to perform as may be available at law or in equity to Seller, including specific performance and other rights granted under this Agreement.
          (b) If all the conditions set forth in Section 11 above shall have been satisfied, and Seller fails to consummate the sale of the Purchased Assets by the Final Closing Date, then Buyer shall be entitled to all remedies against Seller for Seller's failure to perform as may be available at law or in equity to Buyer, including specific performance and all other rights granted by this Agreement.
          (c) If all the conditions set forth in Section 10 above have not been satisfied by Seller at or prior to the Final Closing Date, then, at its option, the Buyer shall be entitle to terminate this Agreement without any further obligation to the Seller, or Buyer may bake such curative actions to satisfy the conditions set forth in Section 10 above, except for costs associated with Buyer's efforts to obtain inducement resolutions, deduct the cost thereof from the Purchase Price, and proceed to close the transaction contemplated by this Agreement.

     Section  14.     Seller's  Indemnity.  Seller  covenants  and  agrees  to
                      -------------------
indemnify and hold harmless the Buyer, its officers, directors, employees, agents, advisers, representatives and Affiliates (collectively, the "Buyer Indemnities") from and against, and pay or reimburse the Buyer Indemnities for, any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses") incurred after the Final Closing, resulting from or arising out of:
          (a) any material inaccuracy of any representation or warranty made by Seller herein or in any exhibit or schedule hereto, or in any other statement, certificate or document furnished or to be furnished to Buyer pursuant hereto or in connection with the transactions contemplated hereby; or
          (b) any failure of any Seller to perform any covenant or agreement hereunder. Such indemnity obligations of Seller to Buyer for Losses may be collected only by offset under any obligation otherwise owed to Seller or any of its affiliates, related parties, or principals by Buyer or any of its affiliates or related parties.

     Section 15.     Taxes.  Seller shall pay all federal, state and local taxes
                     -----
(whether income, sales or otherwise), if any, due as a result of the purchase, sale or transfer of the Purchased Assets in accordance herewith whether imposed by law on Seller or Buyer and Seller shall indemnify, reimburse and hold harmless Buyer in respect of the liability for payment of or failure to pay any such taxes or the filing of or failure to file any reports required in connection therewith.

     Section  16.     Confidential  Information.  The  specific  details of this
                      -------------------------
Agreement shall be kept confidential by the parties and shall not be disclosed to any third party, except as is necessary to consummate this transaction or as may be required by law or as the parties may agree may be disclosed.

     Section  17.     Cooperation.  Seller agrees to cooperate with Buyer and to
                      -----------
take such actions and to execute such documents as may be necessary or appropriate to carry out the intent of this Agreement and to effectuate the transactions contemplated hereby.

     Section  18.     Arbitration.  Any  dispute  arising  out of or relating to
                      -----------
this Agreement or its breach shall be settled by arbitration under and in accordance with the rules of the American Arbitration Association. The arbitration shall be held in Jackson, Mississippi. The arbitrator's decision in such arbitration will be final, binding and non-appealable and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. This Agreement to arbitrate shall not prevent either party from applying to the state or federal courts of Mississippi for a temporary restraining order, preliminary injunction, or other equitable relief to preserve the status quo or prevent irreparable harm.

     Section  19.     Expenses.  Except  otherwise  provided  in this Agreement,
                      --------
each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby.

     Section  20.     Binding  Effect.  Subject  to the foregoing, all the terms
                      ---------------
and provisions of this Agreement shall be binding upon and in your to the benefit of and be enforceable by the successor and assigns of Seller and Buyer.
     Section  21.     Notices.  Any  notice,  request,  demand  waiver, consent,
                      -------
approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if hand-delivered, sent by certified or registered mail, postage prepaid, or by telecopier as follows:
     If  to  Seller:     Kemper  Pressure  Treated  Forest
                         Products,  Inc.
                         c/o  Farnsworth  Gray
                         1250  24th  Street,  N.W.,  Suite  300
                         Washington,  D.C.  20037
                         Attention:  Brian  L.  Sorrentino,  President
                         Telecopier:  (301)  540-6447


     with  a  copy  to:  Mr.  Shawn  Mitchell
                         12530  Newton  Street
                         Broomfield,  CO  80020
                         Telecopier:  (303)  464-9422

     If  to  Buyer:      Electric  Mills  Wood  Preserving,  LLC
                         Rt.  Box  514  Hwwy  .  45  South
                         Scooba,  MS.  39358
                         Attention:  President

     with  a  copy  to:  Mr.  Stephen  W.  Rosenblatt
                         Butler,  Snow,  O'Mara,  Stevens
                         &  Cannada,  PLLC
                         Post  Office  Box  22567
                         Jackson,  MS  39225-2567
                         Telecopier:  (601)  949-4555

Any notice required or permitted to be given under this Agreement or by law shall be deemed given on the first business day after it is hand-delivered or sent by telecopy or on the third business day after it is mailed by certified or registered mail. Either party may change its address for notice purposes by a notice sent in the above manner, with such change effective for notices given after fifteen (15) days following the effective date thereof (or such later effective date as is therein specified).

     Section  22.     Mississippi  Law  to  Govern.  This  Agreement  shall  be
                      ----------------------------
governed  by  and  interpreted  and  enforced in accordance with the substantive internal  law  of  the  State of Mississippi without regard to conflicts of law.
     Section  23.     Headings,  Gender.  All section headings contained in this
                      -----------------
Agreement are for convenience and reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neutered, as the context requires.

     Section  24.     Schedules  and  Exhibits.  All  exhibits  and  schedules
                      ------------------------
referred to herein are intended to be and hereby are specifically made a part of this Agreement.

     Section  25.     Severability.  Any provision under this Agreement which in
                      ------------
invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 26.     Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one in the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

     Section  27.     Complete  Understanding;  Parties  in  Interest.  This
                      -----------------------------------------------
Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. It shall not be amended or modified except by written instrument duly executed by each of the parties hereto. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, or superseded by this Agreement.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date of first above written.


                         ELECTRIC  MILLS  WOOD  PRESERVING,  LLC
                         By:__________________________
                              Lloyd  W.  Docter
                         Title:  Vice  President


                         KEMPER  PRESSURE  TREATED  FOREST  PRODUCTS,
                         INC.

                         By:__________________________
                              Brian  L.  Sorrentino
                         Title:  President